Hartman Announces CEO Succession Plan

November 6, 2020 (Houston)—Allen Hartman, CEO of the Hartman family of non-traded REITs, announced to the company that Mark T. Torok, currently COO, General Counsel, and Corporate Secretary, has been selected to succeed him as CEO when he steps down as CEO. An official timetable has not been established for the change, but the parties anticipate a long transition period. Mr. Hartman will remain as Chairman of the Board of the various companies.
Mark Torok brings over 30 years of regulatory, compliance, securities and real estate experience to the position and he is intimately familiar with the organization’s operations as General Counsel. Mr. Torok began his career with regulatory stints at the Oregon and Pennsylvania insurance departments as an administrative law judge and has worked at Erie Indemnity Company (where he was instrumental in their listing on the NASDAQ national securities exchange in 1995) USAA (where he was director of regulatory compliance), Argonaut Insurance Group (where he was Chief Compliance Officer) and in private practice focused on real estate, securities and business law. He was a frequent lecturer to diverse audiences on real estate and asset protection, and appeared on ABC, NBC, CBS and Fox affiliates as a “New Master of Real Estate.” He is a co-author of the Amazon best seller, Protect and Defend (Your business, Family and Wealth) (Celebrity Press, 2012) He joined Hartman as a securities attorney in June 2015 and became General Counsel and Corporate Secretary in 2016. He holds a BA in Economics from Gettysburg College, a Juris Doctor degree from Willamette University College of Law and FINRA series 7, 24 and 63 securities licenses.
“Mark has proven himself as a strong leader and valued member of the executive management team. His insights and practical problem solving have proven invaluable to our organization. We believe he will add significantly to the companies as we move forward to our ambitious growth goals in the future,” said current CEO Allen Hartman.

About Hartman[i]
Hartman has extensive experience acquiring, owning, managing, and leasing commercial office, retail, light industrial and warehouse properties located in Texas. Since 1983, Hartman and its affiliated entities have sponsored 23 programs and acquired interests in more than 100 real property assets totaling approximately $800 million as of December 31, 2019.
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[i] Hartman refers to Allen R. Hartman and subsidiaries and affiliates.